UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

August 21, 2014
(Date of Report; date of earliest event reported)

Commission file number: 1-33026

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2 Crescent Place
Oceanport, New Jersey 07757
(Address of principal executive offices)
(Zip Code)

(732) 870-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a vote of Security Holders

On August 21, 2014, the Company held its fiscal 2014 Annual Meeting of Stockholders, at which the Company’s stockholders voted (1) on the election of three Class II Directors for a term to expire at the 2017 Annual Meeting of Stockholders, (2) on the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2015, and (3) on a non-binding, advisory basis, on executive compensation. The vote on such matters was as follows:

	1. Election of directors
	Election of Alan G. Bunte:
	For	Against	Abstain	Broker Non-Vote
	39,767,923	1,882,551	7,049	2,120,141
	Election of Frank J. Fanzilli, Jr.:
	For	Against	Abstain	Broker Non-Vote
	40,385,061	1,265,333	7,129	2,120,141
	Election of Daniel Pulver:
	For	Against	Abstain	Broker Non-Vote
	40,369,857	1,280,537	7,129	2,120,141

	2. Ratify appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending March 31, 2015
	For	Against	Abstain	Broker Non-Vote
	41,955,970	1,795,706	25,988	0

	3. Non-binding, advisory vote, on the Company’s executive compensation
	For	Against	Abstain	Broker Non-Vote
	11,513,446	30,096,360	47,717	2,120,141

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMMVAULT SYSTEMS, INC.

By:    /s/ Warren H. Mondschein
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary

Date: August 22, 2014